UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
________________
FORM 8-K
CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1933
Date of Report (Date of earliest event reported):  July 19, 2018

OWENS REALTY MORTGAGE, INC.

(Exact Name of Registrant as Specified in its Charter)

Maryland	000-54957	46-0778087
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

2221 Olympic Boulevard
Walnut Creek, California		94595
(Address of Principal Executive Offices)		(Zip Code)
Registrant's telephone number, including area code: (925) 935-3840
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.☐

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously disclosed in Owens Realty Mortgage, Inc's (the "Company's") Form 8-K, dated July 16, 2018, the Company is in the process of appointing two additional independent directors that the Company's largest stockholder suggested as candidates at the request of the Company's board of directors (the "Board"). The Board has concluded interviews with these director candidates and, subject to the completion of customary diligence, which has been ongoing, will be expanding by two seats to add them as directors in short order.

Item 5.07. Submission of Matters to a Vote of Security Holders.

On July 19, 2018, the Company held its 2018 Annual Meeting of Stockholders (the "Annual Meeting") at 1:00 p.m., Pacific Daylight Time, at the Company's Walnut Creek offices, located at 2221 Olympic Boulevard, Walnut Creek, California 94595. Stockholders holding 6,824,799 shares of the Company's Common Stock, or approximately 77%, of the 8,888,620 shares of Common Stock outstanding as of the record date and entitled to vote at the Annual Meeting, attended the Annual Meeting in person or were represented by proxy. At the Annual Meeting, the Company's stockholders voted on the following two proposals as further described in the Company's Proxy Statement dated June 8, 2018:
Proposal No. 1: To elect two (2) Class II directors, each to serve for a term continuing until the annual meeting of stockholders held in 2021 and until their respective successors are duly elected and qualified. This proposal received the required affirmative vote of holders of a plurality of the votes cast and Messrs. Bryan H. Draper and Steven D. Hovde were elected. The following is a list of the number of votes "For" and "Withheld" with regard to the nominees pursuant to this proposal:

DIRECTOR NOMINEE	FOR	WITHHELD

Company Nominees
Bryan H. Draper	3,265,871	178,301
James M. Kessler	3,265,295	178,877

Hovde Group Nominees
Steven D. Hovde	3,346,640	33,987
James P. Hua	1,956,867	1,423,760

Proposal No. 2: To ratify the appointment of Crowe Horwath LLP as the Company's independent registered public accounting firm for the year ending December 31, 2018. This proposal received the affirmative vote of holders of a majority of the votes cast and was approved. The following is a list of the number of votes "For" and "Against" with regard to this proposal, as well as the number of "Abstentions":
FOR	AGAINST	ABSTENTIONS

6,480,859	57,270	286,669

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OWENS REALTY MORTGAGE, INC., a Maryland corporation

Date: July 25, 2018	By: /s/ Bryan H. Draper
Name: Bryan H. Draper
Title: President and Chief Executive Officer

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